Branch Sales and Consolidations	12 Months Ended
Dec. 31, 2016
Branch Sales [Abstract]
Branch Sales and Consolidations

3. BRANCH SALES AND CONSOLIDATIONS

On March 6, 2015, the Company sold seven branch offices to Sturdy Savings Bank. In accordance with the sale, the Company sold $153.3 million of deposits, $63.8 million of loans, $4.0 million of fixed assets and $897 thousand of cash.  The transaction resulted in a net cash payment of approximately $71.5 million by the Company to Sturdy Savings Bank.  After transaction costs, the sale resulted in a net gain of $9.2 million in the year ended December 31, 2015 which was recorded in gain on sale of bank branches in the audited condensed consolidated statements of operations.

On August 28, 2015, the Company sold its Hammonton branch location to Cape Bank. In accordance with the sale, the Company sold $32.0 million in deposits, $4.8 million in loans, $354 thousand in fixed assets and $143 thousand of cash.  The transaction resulted in a net cash payment of approximately $25.5 million by the Company to Cape Bank.  After transaction costs, the sale resulted in a net gain of $1.3 million which was recorded in gain on sale of bank branches in the consolidated statements of operations

During 2015, the Company closed five leased and four owned branch offices. The Company recognized $3.5 million in expenses as a result of these closures. During 2014, the Company closed four leased branch offices.  The Company recognized $293 thousand in expenses as a result of these closures.